UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2026
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Live Ventures Incorporated
(Exact name of Registrant as Specified in Its Charter)
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Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8548 Rozita Lee Ave., Suite 305 Las Vegas, Nevada		89113
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (702) 939-0231
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIVE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 31, 2026, pursuant to a written consent of the Compensation Committee of the Board of Directors of Live Ventures Incorporated (the “Company”), Vintage Stock Inc. (“Vintage Stock”), an indirect, wholly-owned subsidiary of the Company, entered into a Third Amendment (the “Third Amendment”) to the Employment Agreement, as previously amended (the “Employment Agreement”), with Rodney Spriggs (“Mr. Spriggs”), President and Chief Executive Officer of Vintage Stock. The Third Amendment, effective as of March 31, 2026, provides for: (i) a two-year extension of the termination date to March 31, 2028 (unless terminated earlier according to the terms of the Employment Agreement or otherwise extended); (ii) the payment on or before April 14, 2026 of a one-time cash bonus in the amount of $250,000; and (iii) an incremental 80 hours of paid time off per calendar year to Mr. Spriggs, in addition to any paid time off or vacation to which Mr. Spriggs is otherwise entitled under the Employment Agreement or Company policy. Other than as set forth in the Third Amendment, the provisions of the Employment Agreement remain in full force and effect.
The description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, a copy of which is filed herewith as Exhibit 10.145 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
10.145	Third Amendment to Employment Agreement dated March 31, 2026 between Vintage Stock Inc. and Rodney Spriggs.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

	By:	/s/ Jon Isaac
Name: Jon Isaac
Title: Chief Executive Officer

Dated: April 8, 2026
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